Exhibit 10.1

AMENDMENT TO CONVERTIBLE NOTE PURCHASE AGREEMENT

This Amendment to Convertible Note Purchase Agreement (the “Amendment”) dated as of the last date on the signature page hereof, is entered into by and among GCL Global Limited, a Cayman Islands exempted company limited by shares (the “Company”), GCL Global Holdings Ltd., a Cayman Islands exempted company limited by shares (“PubCo” or the “Combined Company”), Epicsoft Asia Pte. Ltd. and___________ (the “Subscriber”) (collectively, the “Parties” and each, a “Party”).

WITNESSETH:

WHEREAS, parties have entered into a Convertible Note Purchase Agreement dated __________, 2024 (the “Note Purchase Agreement”);

WHEREAS, in accordance with Section 9.2 of the Note Purchase Agreement, the parties hereto wish to make certain amendments to the Note Purchase Agreement as set forth in this Amendment.; and

NOW THEREFORE, in consideration of the premises, the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	Definitions. Capitalized terms used herein and not otherwise defined herein shall have the same meanings ascribed to them in the Note Purchase Agreement.

2.	Amendment to Section 4.2(a). Section 4.2(a) of the Note Purchase Agreement is hereby amended in its entirety by replacing it with the following:

“If the Low Price is equal to or more than $1.00, the Combined Company shall issue to Subscriber a number of shares (the “Top-Up Shares”) calculated using the following formula:

Number of Top-Up Shares = (X-Y)*Z/Y

“X” means the $4.50;

“Y” means the Low Price;

“Z” means the number of Merger Consideration Shares held by the Subscriber at the end of the third Bonus Year.”

3.	No Other Amendments; Effect of Amendment. Except for the amendments expressly set forth in this Amendment, the Note Purchase Agreement shall remain unchanged and in full force and effect. This Amendment shall form a part of the Note Purchase Agreement for all purposes, and the parties thereto and hereto shall be bound hereby. From and after the execution of this Amendment by the parties hereto, any reference to the Note Purchase Agreement shall be deemed a reference to the Note Purchase Agreement as amended hereby. This Amendment shall be deemed to be in full force and effect from and after the execution of this Amendment by the parties hereto.

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This Amendment to Convertible Note Purchase Agreement is agreed to and accepted as of _________, 2025.

GCL GLOBAL HOLDINGS LTD.

By:
Name:	Choo See Wee
Title:	Director

GCL GLOBAL LIMITED

By:
Name:	Choo See Wee
Title:	Director

SUBSCRIBER
__________

By:
Name:
Title:

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Acknowledged and Accepted By:

rf acquisition corp.

By:
Name:	Tse Meng Ng
Title:	Chief Executive Officer and Chairman

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